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                                                                Exhibit 10.13(i)

               AMENDMENT NUMBER 9 TO PURCHASE AGREEMENT GCT-025/98

This Amendment Number 9 to Purchase Agreement GCT-025/98, dated as of November 30, 2000 ("Amendment No. 9") relates to the Purchase Agreement GCT-025/98 (the "Purchase Agreement") between EMBRAER - Empresa Brasileira de Aeronautica S.A. ("Embraer") and Solitair Corp. ("Buyer") dated June 17, 1998 as amended from time to time (collectively referred to herein as "Agreement"). This Amendment No.9 is between Embraer and Buyer, collectively referred to herein as the "Parties".

This Amendment No.9 sets forth certain additional agreement between Embraer and Buyer relative to the change on the date of one Aircraft in the delivery schedule in Article 5.a of the Purchase Agreement.

This Amendment No.9 constitutes an amendment and modification of the Purchase Agreement. Except as otherwise provided for herein all terms of the Purchase Agreement shall remain in full force and effect.

All terms defined in this Amendment No.9 which are not defined in the Purchase Agreement shall have the meaning set forth in this Amendment No.9.

All capitalized terms used in this Amendment No.9 which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No.9 and the Purchase Agreement the terms, conditions and provisions of this Amendment No.9 shall control.

WHEREAS, [*]

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:


--------------------
* Confidential
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1.    AIRCRAFT DELIVERY SCHEDULE: The delivery schedule contained in Article
      "5.a" shall be deleted and replaced with the following:

     --------------------------------------------------------------------------------------------------------------------
         A/C #         DELIVERY MONTH        A/C #            DELIVERY MONTH            A/C #         DELIVERY MONTH
     --------------------------------------------------------------------------------------------------------------------
          01              Apr-99*             16                 Nov-00*                 31             24 Aug-01
     --------------------------------------------------------------------------------------------------------------------
          02              Jun-99*             17                 4 DEC-00                32             31 Aug-01
     --------------------------------------------------------------------------------------------------------------------
          03              Aug-99*             18                15 Dec-00                33             21 Sep-01
     --------------------------------------------------------------------------------------------------------------------
          04              Nov-99*             19                19 Jan-01                34             28 Sep-01
     --------------------------------------------------------------------------------------------------------------------
          05              Jan-00*             20                24 Jan-01                35             12 Oct-01
     --------------------------------------------------------------------------------------------------------------------
          06              Feb-00*             21                31 Jan-01                36             26 Oct-01
     --------------------------------------------------------------------------------------------------------------------
          07              Mar-00*             22                28 Feb-01                37             16 Nov-01
     --------------------------------------------------------------------------------------------------------------------
          08              May-00*             23                30 Mar-01                38             30 Nov-01
     --------------------------------------------------------------------------------------------------------------------
          09              Jun-00*             24                27 Apr-01                39             20 Dec-01
     --------------------------------------------------------------------------------------------------------------------
          10              Jul-00*             25                30 Apr-01                40             18 Jan-02
     --------------------------------------------------------------------------------------------------------------------
          11              Aug-00*             26                17 May-01                41             31 Jan-02
     --------------------------------------------------------------------------------------------------------------------
          12              Aug-00*             27                31 May-01                42             15 Feb-02
     --------------------------------------------------------------------------------------------------------------------
          13              Sep-00*             28                29 Jun-01                43             28 Feb-02
     --------------------------------------------------------------------------------------------------------------------
          14              Oct-00*             29                20 Jul-01                44             15 Mar-02
     --------------------------------------------------------------------------------------------------------------------
          15              Nov-00*             30                27 Jul-01                45             28 Mar-02
     --------------------------------------------------------------------------------------------------------------------

      REMARKS: *Delivered to Buyer as of the date hereof.

2. MISCELLANEOUS: All other provisions of the Agreement which have not been specifically amended or modified by this Amendment No.9 shall remain valid in full force and effect without any change.


        [The remainder of this page has been left blank intentionally.]



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IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No.9 to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de                  Solitair Corp.
Aeronautica S.A.


By    /s/ Satoshi Yokota                         By     /s/ Douglas J. Lambert

Name:  Satoshi Yokota                            Name:  Douglas J. Lambert

Title: Executive Vice-President                  Title: Vice President
        Industrial


By     /s/ Flavio Rimoli                         Date:  December 15, 2000

Name:  Flavio Rimoli                             Place: Greenwich, CT  USA

Title: Director of Contracts


Date:      December 20, 2000.

Place:     Sao Jose dos Campos, Brazil.